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                                                                    EXHIBIT 10.3

                     EXTENSION TO THE MARINE FUEL AGREEMENT

Reference is hereby made to the Marine Fuel Agreement dated December 28th, 1990 and amended on January 1st, 1996, between ********** and STATIA TERMINALS N.V. ("STATIA") with respect to the purchase of certain petroleum products.

The Marine Fuel Agreement provides in its Section 1, that it "...shall have a commence on January 1, 1996 (the "Term") and shall end at midnight on December 31, 1996," and provides further that "... if either Party hereto is interested in extending this Agreement, such Party shall so notify the other Party in writing no less than forty five (45) days in advance of the date of termination hereof; in such case, the Parties shall consult promptly with each other to consider the possibility of extending this Agreement".

This letter hereby confirms the intention of ********** and STATIA to extend the term of the Agreement from January 1st, 1997 to December 31st, 1997.

As extended hereby, all other terms and conditions of the Marine Fuel Agreement shall remain in full force and effect.

                                           STATIA TERMINALS N.V.

                                           By:
                                              -----------------------------

                                           Title:
                                                 --------------------------

                                           **********


Date:  December 27th, 1996

* Asterisks indicate redacted language that has been granted confidential treatment pursuant to Section 552(b)(4) of the Freedom of Information Act. 5 U.S.C. ss. 552(b)(4) (1996); See 17 C.F.R. ss. 200.80(b)(4)
         (1996).